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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934 Date of Report (Date of earliest event reported) - January 8, 2002

                                  GAMOGEN, INC.
                ------------------------------------------------
                    (Exact name as specified in its charter)

 New York                                 0-15382               13-3341562
 --------                                 -------               ----------
 (State or other jurisdiction of       (Commission            (IRS Employer
 Incorporation or organization)        File Number)         Identification No.)


   1930 Village Center Circle, Suite 3-83, Summerlin, NV           89134
   -----------------------------------------------------           -----
   (Address of principal executive offices)                     (Zip Code)


                                 (702) 615-5922
                        ---------------------------------
              (Registrants' telephone number, including area code)


                                 Not applicable
                        --------------------------------
          (Former name or former address, if changed since last report)




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Item 1.    Changes in control of Registrant.

           A definitive Agreement and Plan of Merger has been entered into as of January 8, 2002 by and among Gamogen, Inc., Gamogen Newco, Inc., Southridge Group, LLC, CDM Interactive, Inc. and CDMI Productions, Inc.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           Exhibit 99 - Agreement and Plan of Merger


SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed by the undersigned hereunto duly authorized.

GAMOGEN, INC.


/s/ Jack Brehm                              Dated: January 8, 2002
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Jack Brehm
Chief Financial Officer
(Principal Accounting Officer)